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                                                                    Exhibit 10.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     SECOND AMENDMENT TO CREDIT AGREEMENT ( this "Amendment"), dated as of July 30, 2002, among DOVER MOTORSPORTS, INC. (the "Borrower"), the several banks and other financial institutions parties to the Credit Agreement (as hereinafter defined) (individually, a "Bank"; collectively, the "Banks") and PNC BANK, DELAWARE, as administrative agent for the Banks (in such capacity, the "Agent").

     WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of February 20, 2002, as amended by a First Amendment to Credit Agreement dated as of March 31, 2002 (as so amended, supplemented or otherwise modified, the "Credit Agreement"); and

     WHEREAS, the Borrower, the Agent, and the Banks have agreed to amend the Credit Agreement by (i) modifying the Applicable Margin for Base Rate Loans and Eurodollar Loans, (ii) modifying the Commitment Fee Rate, and (iii) resetting the Leverage Ratio, all on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

     2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows effective as of June 29, 2002:

          (a) The table set forth in the definition of "Applicable Margin" in
Section 1.1 is hereby amended and restated in full to read as follows:

 "Level           Leverage Ratio             Base Rate Loan     Eurodollar Loan
 ------           --------------             --------------     ---------------
    I       Less than or equal to 2.50             0%                1.75%
            to 1.0

   II       Greater than 2.50 to 1.0               0%                2.00%
            but less than or equal to
            3.00 to 1.0

  III       Greater than 3.00 to 1.0              0.25%              2.75%
            but less than or equal to
            3.50 to 1.0

   IV       Greater than 3.50 to 1.0              0.50%             3.00%"

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          (b) The table set forth in the definition of "Commitment Fee Rate" in
Section 1.1 is hereby amended and restated in full to read as follows:

   "Level                   Leverage Ratio              Commitment Fee Rate
   ------                   --------------              -------------------
       I         Less than or equal to 2.50 to 1.0             0.25%

      II         Greater than 2.50 to 1.0 but less            0.375%
                 than or equal to 3.00 to 1.0

     III         Greater than 3.00 to 1.0 but less            0.375%
                 than or equal to 3.50 to 1.0

      IV         Greater than 3.50 to 1.0                     0.50%"

          (c) Section 6.1(a) entitled "Leverage Ratio" is hereby amended and restated in full to read as follows:

               "(a) Leverage Ratio. Permit, as of the end of any fiscal quarter ending during the periods specified below, the Leverage Ratio to exceed that set forth opposite such periods:

                 "Period                                       Ratio
                  ------                                       -----
June 30, 2002 through December 30, 2002                      4.25 to 1

December 31, 2002 through March 30, 2003                     4.00 to 1

March 31, 2003 through June 29, 2003                         3.25 to 1

June 30, 2003 and thereafter                                 2.75 to 1"


     3. Representations and Warranties. The Borrower hereby represents and warrants to the Banks and the Agent that:

          (a) There exists no Default or Event of Default under the Credit Agreement as amended hereby;

          (b) The representations and warranties made in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof; and

          (c) The execution and delivery of this Amendment by and on behalf of the Borrower, has been duly authorized by all requisite action on behalf of the Borrower and this Amendment constitute the legal, valid and binding obligations of the Borrower, enforceable

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against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     4. Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

          (a) The Borrower shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

               (i) This Amendment;

               (ii) Copies, certified by the Secretary or an Assistant Secretary of the Borrower, of resolutions of the Board of Directors of the Borrower in effect on the date hereof authorizing the execution, delivery and performance of this Amendment and the other documents and transactions contemplated hereby;

               (iii) Copies, certified by one of the officers of the Borrower, the certificate of incorporation, By-laws and fictitious name filing, if any, of the Borrower as in effect, or a certificate stating that there have been no changes to any such documents since the most recent date, true and correct copies thereof were delivered to the Agent; and

               (iv) Such additional documents, certificates, and information as the Agent may require pursuant to the terms hereof or otherwise reasonably request.

          (b) The representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof.

          (c) The Borrower shall pay to the Agent for the benefit of the Banks an amendment and modification fee of 20 basis points (0.20%) on the amount of each Bank's Commitment.

     5. Ratification; References; No Waiver. Except as the provisions thereof have been expressly amended or waived by this Amendment, the Credit Agreement shall continue to be, and shall remain, unaltered and in full force and effect in accordance with its terms. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be to the Credit Agreement as amended by this Amendment. This Amendment does not and shall not be deemed to constitute a waiver by the Agent or the Banks of any Default or Event of Default or of any of the Agent's or the Banks' other rights or remedies.

     6. Release and Indemnity. Recognizing and in consideration of the Banks' and the Agent's agreement to the waivers and amendments set forth herein, the Borrower hereby waives and releases the Banks and the Agent and their respective officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that such Borrower ever had or now has against any of them

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arising out of or relating to any Bank's or the Agent's acts or omissions with respect to this Amendment, the Credit Agreement, the other Loan Documents or any other matters described or referred to herein or therein. The Borrower further hereby agrees to indemnify and hold the Agent and the Banks and their respective officers, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including counsel fees) suffered by or rendered against the Banks or the Agent or any of them on account of anything arising out of this Amendment, the Credit Agreement, the other Loan Documents or any other document delivered pursuant thereto up to and including the date hereof; provided that, no Borrower shall have any obligation hereunder to any Bank or the Agent with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such Bank or the Agent.

     7.   Miscellaneous.

          (a) Expenses. The Borrower agrees to pay all of the Agent's reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Amendment including, without limitation, the reasonable fees and expenses of Ballard Spahr Andrews & Ingersoll, LLP.

          (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

          (c) Successor and Assigns. The terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Agent and the Banks and their respective successors and assigns.

          (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

          (e) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

          (f) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                 DOVER MOTORSPORTS, INC.

                                 By: /s/ Patrick J. Bagley
                                     -----------------------------------------
                                         Name:    Patrick J. Bagley
                                         Title:   Vice President - Finance

                                 PNC BANK, DELAWARE, as Agent and as a Bank


                                 By: /s/ Theodore Prushinski
                                    -------------------------------------------
                                         Name:    Theodore Prushinski
                                         Title:   Vice President

                                 WILMINGTON TRUST COMPANY, as a Bank


                                 By: /s/ Michael B. Gast
                                    ------------------------------------------
                                         Name:    Michael B. Gast
                                         Title:   Vice President

                                 ALLFIRST BANK, as a Bank


                                 By: /s/ William Keehn
                                    ------------------------------------------
                                         Name:    William Keehn
                                         Title:   Assistant Vice President

                                 WILMINGTON SAVINGS FUND SOCIETY, FSB, as a Bank


                                 By: /s/ M. Scott Baylis
                                    ------------------------------------------
                                         Name:    M. Scott Baylis
                                         Title:   Vice President

                                 WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as a Bank


                                 By: /s/ Grainne M. Pergolini
                                    -------------------------------------------
                                         Name:    Grainne M. Pergolini
                                         Title:   Vice President

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                                 NATIONAL CITY BANK, as a Bank


                                 By: /s/ Tara M. Handforth
                                    -------------------------------------------
                                         Name:    Tara M. Handforth
                                         Title:   Vice President

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